UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported):  September 30, 2015

ALTA MESA HOLDINGS, LP

(Exact name of registrant as specified in its charter)

Texas	333-173751	20-3565150
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

15021 Katy Freeway, Suite 400

Houston, Texas, 77094

(Address of principal executive offices)

(281) 530-0991

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations

Item 1.01.   Entry into a Material Definitive Agreement.

On September 30, 2015,  Alta Mesa Holdings, LP (the “Company”) and certain of its subsidiaries and affiliates, as guarantors, entered into an Agreement and Amendment No. 12 to Sixth Amended and Restated Credit Agreement (the “Twelfth Amendment”) amending that certain Sixth Amended and Restated Credit Agreement, dated as of May 13, 2010 (as amended, the “Credit Agreement”), with Wells Fargo Bank, National Association, as administrative agent (the “Administrative Agent”), and the lenders party thereto (the “Credit Facility”).    As a result of the Eagle Ford Divestiture (as defined herein), the borrowing base under our Credit Facility was decreased by the lenders to $255 million, and the Credit Agreement was amended to permit the Eagle Ford Divestiture and release Alta Mesa Eagle, LLC as a guarantor from the Credit Facility.  Net proceeds received from the Eagle Ford Divestiture were used to pay down the Credit Facility.  Subsequent to the closing of the Eagle Ford Divestiture described in Item 2.01 below, the total debt outstanding under our Credit Facility is approximately $157.7 million and the Company has approximately $97.3 million in borrowing base availability under the Credit Facility.

The foregoing summary of the Twelfth Amendment is qualified in its entirety by reference to the copy of the Twelfth Amendment attached hereto as Exhibit 10.2 and incorporated herein by reference.

Section 2 — Financial Information

Item 2.01.  Completion of Acquisition or Disposition of Assets.

On September 30, 2015, the Company  closed the sale of all of the membership interests (the “Membership Interests”) in Alta Mesa Eagle, LLC (“AME”), the Company’s wholly owned subsidiary, to EnerVest Energy Institutional Fund XIV-A, L.P. and EnerVest Energy Institutional Fund XIV-WIC, L.P. (collectively, “EnerVest”) pursuant to a purchase and sale agreement (the “Sale Agreement”) entered into by the Company, AME and EnerVest on September 16, 2015 (the “Eagle Ford Divestiture”).  AME owns certain oil and natural gas non-operated, producing properties located primarily in the Eagle Ford shale play in Karnes County, Texas.  In connection with the Eagle Ford Divestiture, the Company disposed of all of its remaining interests in this area.   The effective date of the transaction (the “Effective Date”) is July 1, 2015. Pursuant to the Sale Agreement, the aggregate cash purchase price for the Membership Interests is $125 million subject to certain adjustments, consisting of $118 million (the “Base Purchase Price”) payable as set forth below, and additional contingent payments of approximately $7 million in the aggregate, payable to the Company by EnerVest by the 15th of each calendar month in which certain amounts owed to AME prior to the Effective Date have been received.  The cash purchase price paid to the Company at closing was $82.6 million, equal to 70% of the Base Purchase Price. Of the remaining Base Purchase Price, (a) 20% will be paid to the Company on the earlier of (i) November 2, 2015 or (ii) three business days after EnerVest obtains the required proceeds under a credit facility secured by AME’s assets; and  (b) 10%, less amounts for (i) any agreed upon uncured title defects, within three business days of November 2, 2015 and (ii) with respect to any disputed title defects, on a date after an independent expert’s final and binding decision.   The Sale Agreement provides for customary adjustments to the Base Purchase Price based on the Effective Date.  Cash received was utilized to pay down borrowings under our Credit Facility.

As of the Effective Date, the estimated net proved reserves sold were approximately 7.8 MMBOE.

The description of the Sale Agreement is a summary only, and is not necessarily complete, and is qualified in its entirety by the full text of the Sale Agreement filed as Exhibit 10.1 to Form 8-K filed with the Securities and Exchange Commission on September 22, 2015 and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above related to the Twelfth Amendment is hereby incorporated by reference into this Item 2.03.

Section 7 —  Regulation FD

Item 7.01  Regulation FD Disclosure

On October 2, 2015, the Company issued a press release announcing the foregoing transactions, which is attached as Exhibit 99.1 to this Form 8-K.   The information included in this Item 7.01 and in Exhibit 99.1 to this Current Report on Form 8-K shall not be deemed “filed” for purposes of or otherwise subject to the liabilities under Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such filing, regardless of any general incorporation language in such filing.

Section 9 — Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(b)  Pro forma Financial Information.

Unaudited pro forma financial information of Alta Mesa Holdings, LP to give effect to the Eagle Ford Divestiture is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference:

•	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2015;
•	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the six months ended June 30, 2015; and
•	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2014.

(d)  Exhibits

2

Exhibit Number	Title of Document
10.1

Purchase and Sale Agreement dated September 16, 2015 by and among Alta Mesa Holdings, LP, Alta Mesa Eagle, LLC, EnerVest Energy Institutional Fund XIV-A, L.P. and EnerVest Energy Institutional Fund XIV-WIC, L.P. (incorporated by reference from Exhibit 10.1 to Alta Mesa Holdings, LP’s Current Report on Form 8-K filed with the SEC on September 22, 2015).

10.2

Agreement and Amendment No. 12 to Sixth Amended and Restated Credit Agreement dated as of September 30, 2015, by and among Alta Mesa Holdings, LP, as Borrower, certain subsidiaries of Alta Mesa Holdings, LP, as guarantors, Wells Fargo Bank, National Association, as administrative agent, and the lenders party thereto.

99.1	Press Release dated October 2, 2015 announcing the closing of the Purchase and Sale Agreement.
99.2	Unaudited Pro Forma Condensed Consolidated Financial Statements of Alta Mesa Holdings, LP as of June 30, 2015 and for the Six Months ended June 30, 2015 and the year ended December 31, 2014.

Cautionary Statement Regarding Forward-Looking Statements

This document includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  All statements, other than statements of historical fact, including with respect to certain plans and objectives of the Company, the timing and receipt of certain payments under the Sale Agreement, the Company’s strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this document, the words “could”, “should”, “will”, “play”, “believe”, “anticipate”, “intend”, “estimate”, “expect”, “project” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on the Company’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Forward-looking statements may include statements about the Company’s: receipt of future payments under the Sale Agreement; business strategy; reserves; financial strategy, liquidity and capital required for our development program; realized oil and natural gas prices; timing and amount of future production of oil and natural gas; hedging strategy and results; future drilling plans; competition and government regulations; marketing of oil and natural gas; leasehold or business acquisitions; timing of payments; costs of developing our properties; general economic conditions; credit markets; liquidity and access to capital; uncertainty regarding our future operating results; and plans, objectives, expectations and intentions contained in this document that are not historical. The Company cautions you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond its control, incident to the exploration for and development and production of oil and natural gas. These risks include, but are not limited to, the risk that we may not receive all payments under the Sale Agreement, commodity price volatility, low prices for oil and/or natural gas, global economic conditions, inflation, lack of availability of drilling and production equipment and services, environmental risks, drilling and other operating risks, regulatory changes, the uncertainty inherent in estimating oil and natural gas reserves and in projecting future rates of production, cash flow and access to capital, the timing of development expenditures, and other risks. Should one or more of the risks or uncertainties described in this document occur, or should underlying assumptions prove incorrect, the Company’s actual results and plans could differ materially from those expressed in any forward-looking statements. All forward-looking statements, expressed or implied, included in this document are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that the Company may issue. For a further list and description of such risks and uncertainties, see the Company’s periodic reports filed with the U.S. Securities and Exchange Commission. Copies of these filings, as well as subsequent filings, are available online at www.sec.gov, www.altamesa.net or on request from the Company. Except as otherwise required by applicable law, the Company disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTA MESA HOLDINGS, LP

October 2, 2015	By:	/s/ Michael A. McCabe
Michael A. McCabe, Vice President and Chief Financial Officer of Alta Mesa Holdings GP, LLC, general partner of Alta Mesa Holdings, LP

Exhibit Index

Exhibit Number	Title of Document
10.1

Purchase and Sale Agreement dated September 16, 2015 by and among Alta Mesa Holdings, LP, Alta Mesa Eagle, LLC, EnerVest Energy Institutional Fund XIV-A, L.P. and EnerVest Energy Institutional Fund XIV-WIC, L.P. (incorporated by reference from Exhibit 10.1 to Alta Mesa Holdings, LP’s Current Report on Form 8-K filed with the SEC on September 22, 2015).

10.2

Agreement and Amendment No. 12 to Sixth Amended and Restated Credit Agreement dated as of September 30, 2015, by and among Alta Mesa Holdings, LP, as Borrower, certain subsidiaries of Alta Mesa Holdings, LP, as guarantors, Wells Fargo Bank, National Association, as administrative agent, and the lenders party thereto.

99.1	Press Release dated October 2, 2015 announcing the closing of the Purchase and Sale Agreement.
99.2	Unaudited Pro Forma Condensed Consolidated Financial Statements of Alta Mesa Holdings, LP as of June 30, 2015 and for the Six Months ended June 30, 2015 and the year ended December 31, 2014.